UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2006

Federal Agricultural Mortgage Corporation
(Exact name of registrant as specified in its charter)

Federally chartered
instrumentality of
the United States                                0-17440                              52-1578738
(State or other jurisdiction of                          (Commission                            (I.R.S. Employer
incorporation or organization)                           File Number)                          Identification No.)

 1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.                                                  20036
(Address of principal executive offices)                                                    (Zip Code)

Registrant’s telephone number, including area code: (202) 872-7700

  No change
(Former name or former address, if changed since last report)

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On September 5, 2006, the Registrant issued a press release to announce that Henry D. Edelman, President and Chief Executive Officer, and Nancy E. Corsiglia, Vice President and Chief Financial Officer, had amended existing prearranged trading plans in compliance with Securities and Exchange Commission Rule 10b5-1 and the Registrant’s policy on securities trades by company personnel. A copy of the press release is attached to this report as Exhibit 99 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

99. Press Release dated September 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                            By: /s/ Jerome G. Oslick
                                Name: Jerome G. Oslick
                                Title: Vice President - General Counsel

Dated: September 5, 2006